                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 1999
                    Capita Equipment Receivables Trust 1997-1


  A New York                      Commission File                I.R.S Employer
 Corporation                       NO. 333-34793                  No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                           March 8, 1999       Payment Date:    March 15, 1999
Collection Period:                        February 28, 1999



  I.    Information Regarding the Contracts

     1. Contract Pool Principal Balance
        a.   Beginning of Collection Period                          $   684,554,092.82
        b.   End of Collection Period                                $   656,997,155.95
        c.   Reduction for Collection Period                         $    27,556,936.86
     2. Delinquent Scheduled Payments
        a.   Beginning of Collection Period                          $    13,077,022.63
        b.   End of Collection Period                                $    13,068,649.46
     3. Liquidated Contracts
        a.   Number of Liquidated Contracts                                         215
             with respect to Collection Period
        b.   Required Payoff Amounts of Liquidated Contracts         $     1,875,455.89
        c.   Total Reserve for Liquidation Expenses                  $              -
        d.   Total Liquidation Proceeds Received                     $       733,083.03
        e.   Liquidation Proceeds Allocated to Owner Trust           $       670,602.79
        f.   Liquidation Proceeds Allocated to Depositor             $        62,480.24
        g.   Current Realized Losses                                 $     1,204,853.10
     4. Prepaid Contacts
        a.   Number of Prepaid Contracts with respect                               396
             to Collection Period
        b.   Required Payoff Amounts of Prepaid Contracts            $     3,739,114.38
     5. Purchased Contracts (by TCC)
        a.   Number of Contracts Purchased by TCC with                                0
             respect to Collection Period
        b.   Required Payoff Amounts of Purchased Contracts          $              -



6. Delinquency Status of Contracts (End of Collection Period)


                                                                                                                % of Aggregate
                            Number of                       % of                Aggregate Required              Required Payoff
                            Contracts                    Contracts                Payoff Amounts                    Amounts
                            ---------                    ---------              ------------------              ----------------
  a.   Current                56,046                        89.82%                $ 602,530,570.26                  89.92%
  b.   31-60 days              3,110                         4.98%                $  37,553,981.78                   5.60%
  c.   61-90 days              1,447                         2.32%                $  13,956,623.42                   2.08%
  d.   91-120 days               827                         1.33%                $   7,685,890.64                   1.15%
  e.   120+ days                 969                         1.55%                $   8,338,739.31                   1.24%
  f.   Total                  62,399                       100.00%                $ 670,065,805.41                 100.00%


7. Historical Delinquency Experience with Respect to Contracts

                              % of                            % of                       % of                        % of
                            Aggregate                      Aggregate                  Aggregate                   Aggregate
                         Required Payoff                Required Payoff            Required Payoff             Required Payoff
                             Amounts                        Amounts                    Amounts                     Amounts
 Collection
   Periods             31-60 Days Past Due            61-90 Days Past Due        91-120 Days Past Due         120+ Days Past Due
 ----------            -------------------            -------------------        --------------------         ------------------
  02/28/99                     5.60%                         2.08%                       1.15%                       1.24%
  01/31/99                     5.46%                         2.19%                       0.94%                       1.11%
  12/31/98                     5.26%                         1.86%                       0.90%                       0.93%
  11/30/98                     5.07%                         1.66%                       0.78%                       0.88%
  10/31/98                     3.93%                         1.32%                       0.66%                       0.98%
  09/30/98                     3.98%                         1.18%                       0.62%                       0.94%
  08/31/98                     3.34%                         1.23%                       0.53%                       0.60%
  07/31/98                     3.28%                         1.12%                       0.52%                       0.85%
  06/30/98                     2.76%                         1.14%                       0.58%                       0.81%
  05/31/98                     3.63%                         1.12%                       0.61%                       0.75%
  04/30/98                     3.46%                         1.03%                       0.63%                       0.69%
  03/31/98                     3.30%                         1.26%                       0.51%                       0.63%
  2/28/98                      6.09%                         1.42%                       0.59%                       0.52%
  1/31/98                      3.34%                         0.96%                       0.41%                       0.26%
  12/31//97                    3.17%                         0.86%                       0.36%                       0.01%
  11/30/97                     2.89%                         0.49%                       0.00%                       0.00%



8. Historical Loss Experience With Respect to Contracts



                                            Collection            3 Collection        6 Collection Periods       Cumulative Since
                                              Period             Periods Ending              Ending                Cut-off Date
                                            February-99           February-99             February-99
                                            -----------          --------------       --------------------       ----------------
a. Number of Liquidated Contracts               215                   685                    1,499                    3,237
b. Number of Liquidated                       0.284%                 0.905%                  1.981%                   4.279%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of              1,875,455.89           6,410,868.54           14,348,739.50            32,238,646.48
   Liquidated Contracts
d. Liquidation Proceeds Allocated           670,602.79            1,511,727.92            2,803,672.83             4,704,809.81
   to Owner Trust
e. Aggregate Current Realized              1,204,853.10           4,899,140.62           11,545,066.67            27,533,836.67
   Losses
f. Aggregate Current Realized                 0.105%                 0.427%                  1.007%                   2.401%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance


II. Information Regarding the Securities

    1. Summary of Balance Information



                                       Principal Balance as of  Class Factor as of   Principal Balance as of   Class Factor as of
          Class             Coupon         March 15, 1999          March 15, 1999      February 16, 1999        February 16, 1999
                              Rate           Payment Date            Payment Date          Payment Date            Payment Date
          -----             -------    -----------------------  ------------------   -----------------------   ------------------
  a. Class A-1 Notes       5.790000%           $0.00                  0.00000                $0.00                  0.00000
  b. Class A-2 Notes       6.030000%      $95,600,616.83              0.37937           $120,392,783.41             0.47775
  c. Class A-3 Notes       6.120000%      $153,000,000.00             1.00000           $153,000,000.00             1.00000
  d. Class A-4 Notes       6.190000%      $261,210,000.00             1.00000           $261,210,000.00             1.00000
  e. Class A-5 Notes       5.060630%      $57,025,188.58              0.54310           $ 59,798,332.03             0.56951
  f. Class B Notes         6.450000%      $68,820,000.00              1.00000           $ 68,820,000.00             1.00000
  g. Class C Notes
       (Quarterly Paying)  6.480000%      $34,410,000.00              1.00000           $ 34,410,000.00             1.00000
  h. Total                   N.A.         $670,065,805.42             0.58422           $697,631,115.45             0.60825


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $670,065,805.41 and the CCA Balance is $68,913,407.72.

    2. Monthly Principal Amount
        a.   Principal Balance of Notes                                                             $697,631,115.45
             (End of Prior Collection Period)
        b.   Contract Pool Principal Balance (End of Collection Period)                             $656,997,155.95
        c.   Monthly Principal Amount                                                               $ 40,633,959.49
     3. Gross Collections
        a.   Scheduled Payments Received                                                            $ 26,628,984.08
        b.   Liquidation Proceeds Allocated to Owner Trust                                          $    670,602.79
        c.   Required Payoff Amounts of Prepaid Contracts                                           $  3,739,114.38
        d.   Required Payoff Amounts of Purchased Contracts                                         $           -
        e.   Proceeds of Clean-up Call                                                              $           -
        f.   Investment Earnings on Collection, Note Distribution and Class C Funding Accounts      $     96,432.44
        g.   Extension Fees Allocated to Owner Trust                                                $      4,000.08
        h.   Total Gross Collections (sum of (a) through (g))                                       $ 31,139,133.77
     4. Determination of Available Funds
        a.   Total Gross Collections                                                                $ 31,139,133.77
        b.   Withdrawal from Cash Collateral Account                                                $    739,106.57
        c.   Total Available Funds                                                                  $ 31,878,240.34
     5. Class A-5 Swap
        a.   Payment Details
             1- Class A-5 Assumed Fixed Rate                                                              6.250000%
             2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                            0.0833333
             3- Class A-5 Interest Rate (Libor + .125%)                                                   5.060630%
             4- Class A-5 Interest Rate Day Count(Actual/360)                                             0.0750000
             5- Class A-5 Principal Amount                                                          $ 59,798,332.03
        b.   Net Payment Calculation
             1- Class A-5 Assumed Fixed Payment                                                     $    311,449.65
             2- Class A-5  Interest Payment                                                         $    226,962.92
             3- Net Class A-5 Swap Payment From/(To) the Trust                                      $     84,486.72


6. Application of Available Funds


              Item                                               Amount    Remaining Available Funds
              ----                                               ------    -------------------------

a    Total Available Funds                                                      31,878,240.34
b    Servicing Fee                                             713,077.18       31,165,163.16
c    Interest on Notes:

     i)        Class A-1 Notes                                        -         31,165,163.16
     ii)       Class A-2 Notes                                 604,973.74       30,560,189.42
     iii)      Class A-3 Notes                                 780,300.00       29,779,889.42
     iv)       Class A-4 Notes                               1,347,408.25       28,432,481.17
     v)        Class A-5 Swap Net Settlement                    84,486.72       28,347,994.45
     vi)       Class A-5 Notes                                 226,962.92       28,121,031.53
     vii)      Class B Notes                                   369,907.50       27,751,124.03
     viii)     Class C Funding Account                         185,814.00       27,565,310.03
d    Principal on Notes:
     i)        Class A-1 Notes                                        -         27,565,310.03
     ii)       Class A-2 Notes                              24,792,166.58        2,773,143.45
     iii)      Class A-3 Notes                                        -          2,773,143.45
     iv)       Class A-4 Notes                                        -          2,773,143.45
     v)        Class A-5 Notes                               2,773,143.45                0.00
     vi)       Class B Notes                                         0.00                0.00
     vii)      Class C Funding Account                               0.00                0.00
e    Deposit to Cash                                                 0.00                0.00
     Collateral Account
f    Amount to be applied in                                         0.00                0.00
     accordance with CCA
     Loan Agreement
g    Balance, if any, to Equity Certificates                         0.00                   0



7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

   Collection Period                                   February-99
   Beginning Balance                                      0.00
   Principal Deposited                                    0.00
   Interest Deposited                                  185,814.00
   Total Amount Available for Distribution             185,814.00
   Amount Distributed                                     0.00
   Ending Balance                                      185,814.00



8. Quarterly Application of Available funds in the Class C Funding Account


   Item                                        Amount           Remaining Available Funds
   ----                                        ------           -------------------------

a. Total Available Funds                                               185,814.00
b. Interest to Class C Note Holders             0.00                   185,814.00
c. Principal to Class C Note Holders            0.00                   185,814.00


III. Information Regarding the Cash Collateral Account

     1. Balance Reconciliation

                                                                             March 15, 1999
                            Item                                              Payment Date
                            ----                                             --------------

   a. Available Cash Collateral Amount (Beginning)                          $  70,939,344.98
   b. Deposits to Cash Collateral Account (II.5(f))                         $        --
   c. Withdrawals from Cash Collateral Account                              $     739,106.57
   d. Releases of Cash Collateral Account Surplus                           $   1,286,830.68
      (Excess, if any of (a) plus (b) minus (c) over (f))
   e. Available Cash Collateral Amount (End)                                $  68,913,407.72
      (Sum of (a) plus (b) minus (c) minus (d))
   f. Requisite Cash Collateral Amount                                      $  68,913,407.72
   g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))   $          --
2  Calculation of Requisite Cash Collateral Amount
   a. For Payment Dates from, and including, the
      December  1997 Payment Date  to,
      and including, the December 1998 Payment Date
      1) Initial Cash Collateral Amount                                     $  83,153,171.00
   b. For Payment Dates from, and including, the
      November 1998 Payment Date until
       the Final Payment Date, the sum of
      1) 8.5% of the Contract Pool Principal Balance                        $  55,844,758.26
      2) The Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance less the                          $  13,068,649.47
       Contract Pool Principal Balance
      3) Total ((1) plus (2))                                               $  68,913,407.72
   c. Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal                        $  22,938,806.00
      Balance ($22,938,806); and
      2) the Aggregate Principal Balance of the Notes                       $ 670,065,805.42
   d. Requisite Cash Collateral Amount                                      $  68,913,407.72



3     Calculation of Cash Collateral Account Withdrawals
   a. Interest Shortfalls                                                   $          --
   b. Principal Deficiency Amount                                           $     739,106.57
   c. Principal Payable at Stated Maturity Date of                          $          --
      Class of Notes or Equity Certificates
   d. Total Cash Collateral Account Withdrawals                                   739,106.57


IV. Information Regarding Distributions on Securities

                 Distribution                     Class A-1              Class A-2         Class A-3        Class A-4
                   Amounts                          Notes                 Notes              Notes            Notes
                 ------------                     ---------              ---------         ---------        ----------

 1. Interest Due                              $        -              $    604,973.74    $ 780,300.00    $ 1,347,408.25
 2. Interest Paid                             $        -              $    604,973.74    $ 780,300.00    $ 1,347,408.25
 3. Interest Shortfall                        $        -              $          -       $               $          -
 ((1) minus (2))
 4. Principal Due                             $        -              $ 24,792,166.58    $               $          -
 5. Principal Paid                            $        -              $ 24,792,166.58    $               $          -
 6. Total Distribution Amount                 $        -              $ 25,397,140.32    $ 780,300.00    $ 1,347,408.25
 ((2) plus (4))




                 Distribution                     Class A-5                 Class B         Class C
                   Amounts                          Notes                    Notes            Notes          Totals
                 ------------                     ----------                -------         --------         -------
 1. Interest Due                              $   226,962.92              $369,907.50       $    -      $  3,329,552.41
 2. Interest Paid                             $   226,962.92              $369,907.50       $    -      $  3,329,552.41
 3. Interest Shortfall                        $                           $       -         $    -      $                    -
 ((1) minus (2))
 4. Principal Due                             $ 2,773,143.45              $       -         $    -      $ 27,565,310.03
 5. Principal Paid                            $ 2,773,143.45              $       -         $    -      $ 27,565,310.03
 6. Total Distribution Amount                 $ 3,000,106.37              $369,907.50       $    -      $ 30,894,862.44
 ((2) plus (4))


V. Information Regarding Other Pool Characteristics


                                                                As of End of                    As of End of
                                 Item                            February-99                     January-99
                                                             Collection Period              Collection Period
                                 ----                        -----------------              ------------------
     1. Original Contract Characteristics
        a.   Original Number of Contracts                          75,651                           N.A.
        b.   Cut-Off Date Contract Pool                        $1,146,940,285                       N.A.
             Principal Balance
        c.   Original Weighted Average                              46.6                            N.A.
              Remaining Term (in months)
        d.   Weighted Average Original Term                         53.7                            N.A.
             (in months)
     2. Current Contract Characteristics
        a.   Number of Contracts                                   62,399                         63,466
        b.   Average Contract Principal Balance                   $10,529                         $10,786
        c.   Weighted Average Remaining Term                        34.3                           35.1


VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule


                                                                 Since Issue
          Period                                                     CPR
          ------                                                 -----------
           0                 December-97                          -0.436%
           1                  January-98                           5.709%
           2                 February-98                           6.693%
           3                   March-98                            6.904%
           4                   April-98                            7.280%
           5                    May-98                             7.462%
           6                   June-98                             6.903%
           7                   July-98                             7.298%
           8                  August-98                            7.115%
           9                 September-98                          7.118%
          10                  October-98                           6.694%
          11                 November-98                           6.643%
          12                 December-98                           7.065%
          13                  January-99                           7.152%
          14                 February-99                           7.261%
          15                   March-99                            7.336%




VII. Purchased, Liquidated and Paid Contracts

        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate



   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita
    Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
    Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 15, 1999

  This Certificate shall; constitute the Servicer's Certificate as required by
     Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                      AT&T Capital Corporation

                                      Thomas G. Adams
                                      ----------------
                                      Thomas G. Adams
                                      Senior Vice President, Financial Reporting